REORGANIZATION AND STOCK PURCHASE AGREEMENTE
--------------------------------------------


     This REORGANIZATION AND STOCK PURCHASE AGREEMENT (the "Agreement") is effective as of the 1st day of February, 2004, by and between Single Source Financial Services Corporation, a New York corporation ("Issuer"), certain shareholders of the Issuer listed on Exhibit K attached hereto (the "Control Shareholders"), Bio-Solutions Manufacturing, Inc., a Nevada corporation ("BSM"), and the shareholders of BSM listed in Exhibit A attached hereto (the "BSM Shareholders"). The Issuer, Control Shareholders, BSM, and the BSM Shareholders shall each sometimes be referred to as a "Party" and collectively as the "Parties."

     In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration,

     THE PARTIES HERETO AGREE AS FOLLOWS:

     1. EXCHANGE OF SECURITIES. Subject to the terms and conditions of this
        ----------------------
agreement, the Issuer agrees to issue to the BSM Shareholders an aggregate of Twelve Million Six Hundred Forty-Five Thousand (12,645,000) shares of the common stock of the Issuer, par value $0.001 per share (the "Issuer Shares"), in exchange for 100% of the issued and outstanding shares of BSM, which is Twelve Million Six Hundred Forty-Five Thousand (12,645,000) shares of common stock (the "BSM Shares"), such that BSM shall become a wholly-owned subsidiary of the Issuer. In the stock exchange, each of the BSM Shares will be exchanged for one
(1) of the Issuer Shares. In addition, the Issuer agrees to replace those BSM warrants listed on Exhibit A with warrants to purchase the same number of shares of Issuer's common stock on substantially similar terms or such other terms as Issuer and such warrant holders shall agree (the "Issuer Warrants"). The Issuer Shares and Issuer Warrants will be placed in escrow and be subject to an escrow agreement attached as referenced in Section 4.

     2. REPRESENTATIONS AND WARRANTIES OF ISSUER AND THE CONTROL SHAREHOLDERS.
        ---------------------------------------------------------------------
Issuer and the Control Shareholders represent and warrant, to the best of their knowledge, to BSM and the BSM Shareholders the following:

     i.   Organization. Issuer is a corporation duly organized, validly
          ------------
          existing, and in good standing under the laws of the State of New York, and has all necessary corporate powers to own properties and carry on its business, and is duly qualified to do business and is in good standing in the State of New York and the State of California.

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     ii   Capital. The authorized capital stock of Issuer consists of One
          -------
          Hundred Million (100,000,000) shares of common stock, par value $0.001 per share, of which One Million One Hundred Fifty-Five (1,000,155) shares are issued and outstanding, and Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share, none of which are issued or outstanding. All outstanding shares are fully paid and non-assessable, and are free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. Except for the Issuer Warrants or as listed on Exhibit B attached hereto, (i) at Closing (as defined in Section 9 below) there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Issuer to issue or to transfer from treasury any additional shares of its capital stock, except as required under the terms of the Debt Conversion Agreement referred to in Exhibit D and (ii) immediately following the Closing there will be Thirteen Million Six Hundred Forty-Five Thousand One Hundred and Fifty-Five (13,645,155) shares of common stock of the Issuer issued and outstanding, of which Twelve Million Six Hundred Forty-Five Thousand (12,645,000) will be newly issued shares issued as a part of the Closing. None of the outstanding shares of Issuer, prior to Closing, are subject to any stock restriction agreements.

          iii  Financial Statements. Exhibit C to this Agreement includes the
               --------------------
               current balance sheet of Issuer, and the related statements of income and retained earnings as of and for the fiscal year ended October 31, 2003 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently followed by Issuer throughout the periods indicated, and fairly present the financial position of Issuer as of the date of the balance sheet and the Financial Statements, and the results of its operations for the periods indicated.

          iv   Absence of Changes. Since the date of the Financial Statements,
               ------------------
               there has not been any change in the financial condition or operations of Issuer, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

          v.   Liabilities. Except as listed on Exhibit D attached hereto,
               -----------
               Issuer does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due. Any current or long-term liabilities that the Issuer has as of the Closing Date (as defined in Section 9 below) and that are not listed on Exhibit

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               D attached hereto will be transferred to Single Source Electronic
               Transactions, Inc. ("SSET") at the Closing. Except as listed on Exhibit D, Issuer is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving Issuer or its common stock. Except as listed on Exhibit D, there is no known dispute of any kind between the Issuer and any third party, and no such known dispute will exist at the Closing. At Closing, Issuer will be free from any and all liabilities, liens, claims and/or commitments ("Liabilities"), except those set forth in Exhibit D, or in the ordinary course of its business, provided however, any such Liabilities will be paid by the Controlling Shareholders at or prior to Closing. All expenses related to performance of the obligations in the Spin-Off Agreement described in Section 6 below will be the responsibility of, and paid for by, the Control Shareholders.

          vi.  Ability to Carry Out Obligations. Issuer and each Control
               --------------------------------
               Shareholder has the right, power, and authority to enter into and perform his or its obligations under this Agreement. The execution and delivery of this Agreement by Issuer and the performance by Issuer of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which Issuer or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause Issuer to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of Issuer or upon the securities of Issuer to be acquired by the BSM Shareholders.

          vii  Compliance with Laws. Issuer has complied with and is not in
               --------------------
               violation of any federal, state, or local statute, law, and/or regulation pertaining to Issuer. Issuer has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

          viii Litigation. Except as listed in Exhibit D, Issuer is not a party
               ----------
               to any suit, action, arbitration, or legal, administrative or other proceeding, or pending governmental investigation. There is no basis for any such action or proceeding and no such action or proceeding is threatened against Issuer and Issuer is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality. Except as

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               provided in Section 8 below, the payment of the settlement amount and all expenses related to any litigation listed on Exhibit D will be the responsibility of, and paid for by, the Control Shareholders.

          ix.  Absence of Certain Changes. Except as set forth in Exhibit E
               --------------------------
               attached hereto, or as specifically contemplated in this Agreement, since October 31, 2003, the Issuer and its subsidiaries have not:

          (1) suffered any material adverse change in its working capital, financial condition, assets, liabilities, business, or prospects, or suffered any material casualty loss (whether or not insured);

          (2) made any change in business operations or in the manner of conducting business inconsistent with past practice;

          (3) except as listed on Exhibit H attached hereto, paid, discharged or satisfied any claim, lien, encumbrance or liability other than in the ordinary course of business and consistent with past practice;

          (4) other than in the ordinary course of its business, paid, made, or set aside for payment any distribution in respect of its shareholders or directly or indirectly redeemed, purchased or otherwise acquired any shares of its capital stock;

          (5) made any change in any method of accounting or accounting practice;

          (6) granted any increase in compensation of any officer, employee, or agent of the Issuer or any of its subsidiaries; or

          (7) except as listed on Exhibit H, entered into, amended or terminated any material contract, agreement or license to which the Issuer or any of its subsidiaries is a party.

          x.   Corporate Documents. If not previously provided, copies of all
               -------------------
               corporate documents in the possession of Issuer shall be delivered to BSM simultaneously with the execution of this Agreement.

          xi.  Material Contracts. All material contracts, agreements,
               ------------------
               commitments, and instruments to which the Issuer and/or any of its subsidiaries are subject and by which they are bound are listed in Exhibit H and true and correct copies thereof have been provided to BSM and the BSM Shareholders. All such contracts are in full force and effect, there have been no

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               cancellations thereof, there are no outstanding disputes
               thereunder, and there does not exist any default in any material respect, or event which is a breach in any material respect, of the terms of such contract.

          xii. Tax Returns. Issuer and all of its subsidiaries have filed, with
               -----------
               appropriate governmental authorities, all tax and related returns required to be filed, and such returns adequately reflect all taxes payable, copies of which shall be provided upon the signing of this Agreement. However, one of Issuer's subsidiaries, SSFS Merchant Services, Inc. ("SSFSM"), has never obtained a Federal Employer Identification Number, has never had any revenues and has never filed tax returns, while another one of Issuer's subsidiaries, CardReady of New York, Inc. ("CRNY"), has never had any revenues and has never filed tax returns. All federal, state, local, county, franchise, sales, use, excise, property, and other taxes payable have been paid, and no reserves for unpaid taxes have been set up or are required.

          xiii. Title. The Issuer Shares will be, at Closing, free and clear of
                -----
               all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind except as imposed under the terms of this Agreement and under federal and applicable state securities laws, and all such shares shall bear the restrictive legend in Section 3.B.i.(2) below. None of the Issuer Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, and, except as provided in this Agreement, the Issuer is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Issuer Shares. There is no applicable local, state or federal law, rule, regulation, or decree, that Issuer is currently aware of, which would, as a result of the issuance of the Issuer Shares to the BSM Shareholders, impair, restrict or delay the BSM Shareholders' voting rights with respect to the Issuer Shares (provided that the BSM Shareholders file the required statement under Rule 13d-1 of the regulations under the Securities Exchange Act of 1934). At Closing, the Issuer Shares will be placed in escrow in accordance with Section 4 below.

          xiv  Insurance. Neither the Issuer nor any of its subsidiaries are
               ---------
               insureds under any insurance policies.

          xv.  Brokers, Finders. No agent, broker, investment banker, person, or
              -----------------
               firm acting on behalf of the Issuer or any of its subsidiaries is or will be entitled to any broker's or finder's fee or any

                                  Page 9 of 59

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               other commission or similar fee directly or indirectly in
               connection with the transactions contemplated hereby.

          xvi  Disclosure. Neither this Agreement nor any schedule, exhibit,
               ----------
               list, certificate or other instrument or document delivered to BSM pursuant to this Agreement by or on behalf of the Issuer or any of its subsidiaries, contains any untrue statement of a material fact or omits to state any material fact required to be stated herein or therein to make the statements, representations or warranties and information contained herein or therein not misleading. The Issuer acknowledges that it is a reporting company under the Securities Exchange Act of 1934.


     3. REPRESENTATIONS AND WARRANTIES OF BSM AND THE BSM SHAREHOLDERS.
        --------------------------------------------------------------

     A. BSM represents and warrants, to the best of its knowledge, to the Issuer and the Control Shareholders the following:

          i.   Organization. BSM is a corporation duly organized, validly
               ------------
               existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Nevada.

          ii.  Shareholders. Exhibit A attached hereto correctly sets forth the
               ------------
               names and holdings of the BSM Shareholders. Except as listed on Exhibit A, (i) there are no shares of capital stock of BSM issued and outstanding and (ii) there are no warrants, options or other rights of any kind in existence with respect to the future issuance of any capital stock of BSM. All warrants to purchase shares of BSM that are listed on Exhibit A will be canceled at the Closing and replaced with the Issuer Warrants.

          iii. Litigation. BSM is not a party to any suit, action, arbitration,
               ----------
               or legal, administrative, or other proceeding or pending governmental investigation. To the best knowledge of BSM, there is no basis for any such action or proceeding and no such action or proceeding is threatened against BSM and BSM is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

          iv   Tax Returns. BSM and all of its subsidiaries have filed, with
               -----------
               appropriate governmental authorities, all tax and related returns required to be filed, and such returns adequately

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                  reflect all taxes payable. All federal, state, local, county, franchise, sales, use, excise, property, and other taxes payable have been paid, and no reserves for unpaid taxes have been set up or are required.

          v    Ability to Carry Out Obligations. BSM has the right, power, and
               --------------------------------
               authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by BSM and the performance by BSM of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which BSM or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause BSM to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of BSM or upon the BSM Shares.


          vi   Material Contracts. All material contracts, agreements,
               ------------------
               commitments, and instruments to which BSM is subject and by which it is bound are in full force and effect, there have been no cancellations thereof, there are no outstanding disputes thereunder, and there does not exist any default in any material respect or event, which is a breach in any material respect of the terms of such contract, commitments and instruments.

          vii  Brokers, Finders. No agent, broker, investment banker, person, or
               ----------------
               firm acting on behalf BSM is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated hereby.

     B. The BSM Shareholders represent and warrant, to the best of their knowledge, to the Issuer and the Control Shareholders the following:

     i. Securities Law Matters.
        ----------------------
     (1) The BSM Shareholders are acquiring the Issuer Shares and Issuer Warrants for their own account for investment only and not with a view towards, or in connection with, the public sale or distribution thereof, except pursuant to sales registered, or exempt from registration, under the Securities Act of 1933 (the "1933 Act") and applicable state securities laws. The BSM Shareholders shall offer, sell, pledge,

                                  Page 11 of 59

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          hypothecate or otherwise transfer the Issuer Shares and Issuer
          Warrants only pursuant to registration under the 1933 Act and applicable state securities laws or an exemption from registration under the 1933 Act and any applicable state securities laws. The BSM Shareholders (i) have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Issuer and (ii) are aware that an investment in the Issuer Shares and Issuer Warrants involves a high degree of risk and that they may be required to bear such risk for an indefinite period of time, and that they are able to bear such risk. The BSM Shareholders understand that the Issuer Shares and Issuer Warrants are being offered and exchanged in reliance on specific exemptions from the registration requirements of federal and applicable state securities laws, and that the Issuer is relying upon the truth and accuracy of, and the BSM Shareholders' compliance with, their representations, warranties and agreements herein in order to determine the availability of such exemptions and the eligibility of the BSM Shareholders to acquire the Issuer Shares and Issuer Warrants. The BSM Shareholders and their advisors, if any, have been (i) furnished with all materials relating to the business, finances and operations of the Issuer and the offer and exchange of the Issuer Shares and Issuer Warrants that they have requested and (ii) afforded the opportunity to ask all questions of the Issuer as they have in their discretion deemed advisable. The BSM Shareholders have sought such accounting, legal and tax advice as they have considered necessary to make an informed investment decision with respect to their acquisition of the Issuer Shares and Issuer Warrants.

     (2) The BSM Shareholders understand that the stock certificates and documents representing the Issuer Shares and Issuer Warrants will bear a restrictive legend in substantially the following form:

                    THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "LAWS"). THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION

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                    STATEMENT FOR THE SECURITIES UNDER THE LAWS OR (II) AN
                    OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

     ii   Title. The BSM Shares will be, at Closing, free and clear of all
          -----
          liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind except as imposed under federal and applicable state securities laws, and all such shares shall bear an appropriate restrictive legend. None of the BSM Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares and the BSM Shareholders are not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the BSM Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the delivery of the BSM Shares to the Issuer, impair, restrict or delay Issuer's voting rights with respect to the BSM Shares.

     iii  Brokers, Finders. No agent, broker, investment banker, person, or firm
         -----------------
          acting on behalf of the BSM Shareholders is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated hereby.

     4. ESCROW AGREEMENT. At Closing, the Issuer Shares and Issuer Warrants will
        ----------------
be placed in escrow under the terms of an escrow agreement attached hereto as Exhibit G (the "Escrow Agreement"). The Issuer Shares and Issuer Warrants are being placed in escrow to ensure compliance with certain obligations under Sections 6 and 7 below (all of the foregoing being collectively referred to as the "Obligations"). The Issuer Shares and Issuer Warrants will only be released from escrow and delivered to the BSM Shareholders as provided in the Escrow Agreement. While the Issuer Shares are in escrow, the BSM Shareholders will have the right to vote the Issuer Shares as provided in the Escrow Agreement, if necessary, but will not have the right to sell, assign, pledge, hypothecate or otherwise transfer the Issuer Shares. If the Obligations are not complied with as set forth in the Escrow Agreement,

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then the Issuer Shares will be transferred to the Control Shareholders (in accordance with a validly executed stock power, with an appropriate Medallion guarantee, that will be held in escrow with the Issuer Shares) and the Issuer Warrants will be canceled. In the event that the Obligations are not complied with as set forth in the Escrow Agreement and the Issuer Shares are transferred to the Control Shareholders, then the BSM Shares transferred to the Issuer under the terms of this Agreement will be returned to the BSM Shareholders.

     5. CONTROL OF ISSUER. After the Closing, BSM and the BSM Shareholders, as
        -----------------
the holders of a majority of the Issuer's common stock, agree that while the Issuer Shares are subject to the Escrow Agreement, they will not allow or cause any shares of Issuer to be issued that will result in the Issuer Shares representing less than fifty-one percent (51%) of the outstanding voting securities of the Issuer (with all persons and entities being issued shares of Issuer after Closing to be made aware of the requirement to transfer any distribution of SSET shares as provided in Section 6 below).


     6. SPIN-OFF AGREEMENT.
        ------------------

     i    BSM Undertakings. BSM has been fully informed by the Issuer that The
          ----------------
          Issuer and SSET have entered into a Spin-Off Agreement in the form attached as Exhibit F (the "Spin-Off Agreement"). BSM agrees to fulfill the obligations of the Issuer and SSET (while it is a subsidiary of the Issuer) under the Spin-Off Agreement, and acknowledge that, under the terms of the Spin-Off Agreement, (i) the Issuer will be distributing all of its shares in SSET on a pro rata basis to those shareholders of the Issuer determined as of the record date set for such distribution (the "SSET Spin-Off"), with SSET having previously become a publicly traded company, and (ii) the Issuer and/or SSET must take certain actions in order to complete such distribution. The BSM Shareholders acknowledge that they have read and understand the obligations of the Issuer and SSET under the Spin-Off Agreement. BSM acknowledges and agrees that if, after Closing, they take any action, or fail to take any action reasonably requested in writing by the Control Shareholders, where such act or omission prevents or otherwise interferes with Issuer's and/or SSET's ability to comply with the terms of this Agreement and/or the Spin-Off Agreement, then, provided that such action or inaction is not caused by the Control Shareholders failure to pay for the action or inaction, such failure may trigger the rescission provisions of the Escrow Agreement. If the SSET Spin-Off does not occur within six (6) months after the Closing Date, upon request of the Control Shareholders, BSM shall, at the cost and expense

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          of the Control Shareholders, then promptly do everything required in order for the Issuer to sell all of its shares in SSET, CRNY and SSFSM to the Control Shareholders for all such shares, the sum of One ($1.00) Dollar.

     ii   Payment of Expenses. The parties agree that all fees and expenses
          -------------------
          incurred by the Issuer and SSET in order to fulfill their obligations under the Spin-Off Agreement will be paid by the Control Shareholders. The Control Shareholders shall select, at their cost and expense such counsel, accountants and other service providers as they shall deem necessary to effect the Spin-Off and shall be available for review of the work performed to complete the Spin-Off, with the intent of delivering final documents to the officers and directors of the Issuer for review. All fees and expenses of SSET and the Issuer, including but not limited to legal (including review by Issuer's counsel) and accounting (including review by Issuer's accountants), printing, delivery expense, stock certificate/transfer services and filing fees, as well as incremental costs of the Issuer, including but not limited to legal and accounting costs related to the period of time that the subsidiaries are under the control of the Issuer. The payment of the fees and expenses shall be personally guaranteed by the Control Shareholders and shall be paid within the time period stated by the service providers. The Spin-Off shares shall not be released from escrow to the Control Shareholders or their designees until all fees and expenses known or existing as of the date the Spin-Off shares are received into escrow have been paid. Ten (10) days after receipt of the Spin-Off shares into escrow, provided all known or existing expenses as described in this paragraph are fully paid or provided for by payment to BSM by the Controlling Shareholders of the amount due, the Spin-Off Shares will be distributed to the Control Shareholders or their designees.

     iii  a. Distribution of Dividend Shares. Following completion of the SSET
          ----------------------------------
          Spin-Off and after payment of the amount of any tax liability as determined in sub-paragraph b, below, in consideration of the payment of a total of One ($1.00) Dollar, each BSM Shareholder agrees to transfer all of the shares of SSET that such BSM Shareholder received in the SSET Spin-Off to such persons and in such amounts as are designated by the Control Shareholders (with the Control Shareholders to reimburse the BSM Shareholders for any "Adverse Tax Consequences", as provided in sub-paragraph b, below, relating to and resulting from such transfer). At the time of such transfer, such SSET shares shall be free and clear of any liens, encumbrances or restrictions created by the

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          BSM Shareholders. In addition, immediately after completion of the
          SSET Spin-Off, the Issuer and BSM agree to cause all other persons and entities who were issued shares of the Issuer between the Closing Date and the record date for the SSET Spin-Off to transfer all SSET shares distributed to such persons and entities to such persons and in such amounts as are designated by the Control Shareholders in consideration of the payment of a total of One ($1.00) Dollar for all such persons or entities (with the Control Shareholders to reimburse such persons and entities for any adverse tax consequences relating to or resulting from such transfer).

          b. Adverse Tax Consequences. For purposes of this Agreement, the term
             ------------------------
          "Adverse Tax Consequences" shall be any actual tax liability incurred, or that would be incurred even if no tax recognition event has occurred as of the date of distribution of the Spin-Off Shares to the Control Shareholders or their designees ("Liability"), to (1) the BSM Shareholders, (2) the purchasers of the Control Shares and (3) those shareholders issued shares, other than as the result of a purchase in the public market, subsequent to the date of this Agreement (collectively referred to in this paragraph as the "Shareholders") as a result of the Spin-Off only as described in this Section. If the distribution of the Spin-Off shares causes a reduction in the cost basis of the SSFS shares, then that reduction in cost basis shall be deemed an Adverse Tax Consequence and the Shareholders shall be paid the Liability in an amount equal to the then prevailing capital gains tax rate, which is currently Fifteen (15%) Percent, of the reduction in such basis. If the distribution is determined to be taxable as a dividend, that treatment of the dividend shall be deemed an Adverse Tax Consequence, and the Shareholders shall be paid the Liability at the then prevailing tax rate , which is presently Fifteen (15%) Percent. If the distribution is determined to be taxable as ordinary income or any other classification of income, that treatment as ordinary income or any other classification of income, shall be deemed an Adverse Tax Consequence, and the Shareholders shall be paid the Liability at the tax rate applicable to such ordinary income or other classification equal to the Shareholder's combined federal, state and local tax rate for the previous year; provided the information needed to calculate the amount due is provided to the Issuer within ten (10) days from the date on which notice of the amount and nature of the taxable event is sent to the Shareholder. The Issuer must send such notice within three (3) days of such "ordinary income/other income classification" determination by the Issuer's auditor. If the Shareholder, for any reason, does not provide the information needed to determine the amount of the Liability within ten (10) days, the Shareholder will be paid the Liability at the rate of Thirty Percent (30%). Prior to the delivery of the Spin-Off shares to the Control Shareholders or their designees, the amount of the Liability for all the Shareholders ("Total Liability") determined under this Section shall be paid to the Escrow Agent for distribution to the Shareholders. The determination of the Total Liability shall be determined by the Issuer's auditor, at the sole expense of the Control Shareholders. The Issuer's auditor shall be required by the Issuer to make written determination of the Total Liability no later than thirty
          (30) days prior to the planned distribution date of the Spin-Off shares. If the Issuer's auditor determines the Total Liability is Sixty Thousand ($60,000) or less, then the Control Shareholders shall not have objection rights. In the event the Total Liability exceeds Sixty Thousand ($60,000) dollars, the Control Shareholders shall have the right to object to the valuation by written notice to the Issuer's auditor within five (5) days of receipt of written notice from the Issuer or the Issuer's auditor of the amount of the Total Liability. In the event of an objection, the Control Shareholders' certified public accountant, within thirty (30) days of receipt by the Control Shareholders of the notice of the amount of the Total Liability from the Issuer or the Issuer's auditor, at the Control Shareholders sole expense, shall make its determination of the valuation of the Total Liability and notify the Issuer and the Issuer's auditor, in writing, of the amount of its determination. The respective Total Liability valuations of the Issuer's auditor and of the Control Shareholders' certified public accountant shall then be added and divided by two (2) and the resulting average shall be the determination of the valuation of the Total Liability for the purposes of this Section. Within seven
          (7) days of receipt of the determination of the Total Liability, the Control Shareholders shall then pay to the Escrow Agent the Total Liability so determined, based on the above. If the actual tax liability finally determined by the Internal Revenue Service for any Shareholder exceeds that Shareholder's share of the Total Liability payment received from the Escrow Agent ("Excess"), then any such Shareholder shall, upon notice and proof to the Control Shareholders, receive from the Control Shareholders payment for the amount of the Excess. The Control Shareholders personally guarantee payment of the amount of the Excess to all Shareholders who provide notice and proof to the Control Shareholders of an Excess.


     iv   Officers and Directors of Subsidiaries. BSM agrees that it shall not
          --------------------------------------
          take any action (and shall not cause the Issuer, SSET, CRNY or SSFSM to take any action) that would cause any change in the officers and directors of SSET, CRNY and SSFSM prior to the SSET Spin-Off without the prior written consent of the Control Shareholders, which consent shall not be unreasonably withheld. Prior to the SSET Spin-Off, BSM shall take all legally permissible actions requested by the Control Shareholders, at the sole cost and expense of the Control Shareholders, in order to maintain the boards of directors and officers of SSET, CRNY and SSFSM as designated by the Control Shareholders.

     v    Action by the Control Shareholders. The Control Shareholders in their
          ----------------------------------
          individual capacity shall not cause or permit the directors and officers of SSET, CRNY and SSFSM to take any action that may in any manner be detrimental to the Issuer, BSM and/or the BSM Shareholders. In the event SSET, CRNY and SSFSM takes any such detrimental action, the Control Shareholders shall indemnify and hold harmless the Issuer, BSM and the BSM Shareholders for any damages, costs or expenses they may incur as a result of such detrimental action.

     7. TRANSFER OF CARDREADY OPTION. BSM has been fully informed by the Issuer
        ----------------------------
that the Issuer and SSET have entered into an Option Assignment Agreement with CardReady International, Inc. ("CardReady") and MBBRAMAR, Inc. ("MBB") in the form of the attached Exhibit I (the "Assignment Agreement"). The BSM Shareholders and BSM acknowledge that, under the terms of the Assignment Agreement, (i) the Issuer has canceled its previous exercise of its option to purchase shares of CardReady from MBB (the "Option"), (ii) the Issuer has assigned all of its rights and obligations under the Option to SSET and (iii) in the future, SSET, CardReady and MBB will renegotiate the terms of the Option in such manner as they may agree, in their sole discretion. The BSM Shareholders and BSM acknowledge and agree (i) that they have read and understand the Assignment Agreement and (ii) that they shall at no time take any action, or fail to take any action reasonably requested in writing by MBB, where such act or omission would prevent or otherwise interfere with (A) SSET's and MBB's renegotiation of the Option on terms acceptable to MBB or (B) SSET's future exercise of the renegotiated Option, if any. The BSM Shareholders and BSM acknowledge that if they fail to comply with the agreement in clause (ii) above at any time while SSET is still a subsidiary of the Issuer, then such failure may trigger the rescission provisions of Escrow Agreement. The Parties agree that all fees and expenses incurred by SSET in connection with the renegotiation of the Option or the exercise of the renegotiated Option will be paid by the Control Shareholders.

     8. EISEN CASE SETTLEMENT. BSM and the BSM Shareholders acknowledge that the
        ---------------------
Issuer entered into a settlement agreement with William Eisen and William Brown ("Eisen and Brown") in order to settle that certain case entitled Eisen and Brown v. Becker et al, Los Angeles Superior Court Case No. SC067244. Pursuant to the terms of the settlement agreement, Issuer agreed to issue Eisen and Brown, and their attorneys, a total of 14,000 shares (after giving effect to a 1-for-100 reverse stock split) of the Issuer's common stock and Martin Becker and Arnold Sock guaranteed that those shares of common stock would be worth at least $100,000 within three (3) years. If Eisen and Brown are not able to sell the shares of common stock for $100,000 within three (3) years, then Martin Becker and Arnold Sock would owe Eisen and Brown the difference between what Eisen and Brown could have sold the common stock for during those three (3) years and $100,000. Under this Agreement, provided the transaction has not been rescinded as set forth in Section 4, and in the Escrow Agreement attached hereto as Exhibit G, BSM agrees that if Martin Becker and Arnold Sock are required to pay Eisen and Brown due to the fact the common stock could not be sold for at least $100,000 in the three (3) year period of time, then BSM will cause the Issuer to indemnify and pay Martin Becker and Arnold Sock for any amounts they are required to pay under the settlement agreement.

     9. DATE AND TIME OF CLOSING. The closing of the transactions described
        ------------------------
herein (the "Closing"), shall take place at the offices of the Issuer on January 30, 2004, or at such other place, date and time as the Parties may agree in writing (the "Closing Date").

     10. DOCUMENTS TO BE DELIVERED AT CLOSING. i. By the Issuer.
         -------------------------------------------------------

     (1) Board of Directors Minutes authorizing the issuance of the Issuer Shares and the Issuer Warrants in the names of the BSM Shareholders based upon their holdings in BSM as listed on Exhibit A.

     (2) Certificates for the Issuer Shares and Issuer Warrants will be placed in escrow pursuant to the Escrow Agreement.

     (3)  The resignation of all officers of Issuer.

     (4) A Board of Directors resolution replacing the existing members of the Issuer's Board of Directors with such person(s) as the BSM Shareholders designate as a director(s) of Issuer.

     (5) A copy of this Agreement, the Escrow Agreement and the Share Lock-Up Agreement referred to in Section 12 below (the "Lock-Up Agreement") signed by the Issuer.

     (6) All of the business and corporate records of Issuer, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, tax returns, shareholder listings, stock transfer records, agreements and contracts.

     (7) Confirmation that Issuer's annual report on Form 10-KSB for the fiscal year ended October 31, 2003 has been filed with the Securities and Exchange Commission.


     ii.  By the BSM Shareholders and BSM.
          --------------------------------

          (1) Delivery to the Issuer of certificates representing the BSM Shares, together with validly executed stock powers containing applicable Medallion signature guarantees, and the original warrants listed on Exhibit A marked "canceled."

          (2) A copy of this Agreement and the Escrow Agreement signed by BSM and the BSM Shareholders, as well as a copy of the

          Lock-Up Agreement signed by the persons who are parties thereto.

          (3) The "Original Stock Powers" and "Dividend Stock Powers" referred to in the Escrow Agreement, all validly executed and containing applicable Medallion signature guarantees.

     iii. By the Control Shareholders.
          ---------------------------
          (1) A copy of this Agreement and the Escrow Agreement signed by the Control Shareholders.

          (2) Personal guarantees from Martin Becker, Arnold F. Sock, Sidney Rosenblatt and Brandon Becker (collectively, the "Guarantors") to BSM in such form as are agreed upon by BSM and the Guarantors.

     11. REMEDIES. Any controversy or claim arising out of, or relating to, this
         --------
Agreement, or the making, performance, or interpretation thereof, shall be settled by binding arbitration in Los Angeles County, California in accordance with the Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. The rules of discovery for the arbitration shall be determined by the Parties or by the arbitrator if the Parties cannot agree.

     12. LOCK-UP AGREEMENT. Certain BSM Shareholders will enter into a Share
         -----------------
Lock-Up Agreement for a period of two (2) years from the date of Closing in the form attached hereto as Exhibit J.

     13. INDEMNIFICATION.
         ----------------
          i.   Indemnification by the Issuer. The Issuer and the Control
               -----------------------------
               Shareholders shall indemnify, hold harmless, and reimburse BSM and its shareholders, officers and directors from and against any and all claims, losses, damages, liabilities, diminution of value and costs and related expenses (including without limitation, settlement costs and any legal or other fees or expenses for investigating or defending any actions or threatened actions), whether or not involving a third party claim, reasonably incurred by BSM in connection with any of the following:
          (1) any misrepresentation or breach of any warranty made by the Issuer or any of its subsidiaries under this Agreement as to which a notice is given under paragraph iii. below within the time period specified in Section 14.x. below;
          (2) the non-fulfillment or breach of any covenant, agreement, or obligation of the Issuer or any of its subsidiaries contained in or contemplated by this Agreement that occurs prior to the Closing; and

          (3) any obligation related to or arising from the business of the Issuer or any of its subsidiaries prior to the Closing that is not disclosed herein as an obligation that will remain in existence after the Closing.

          ii   Indemnification by BSM. BSM shall indemnify, hold harmless, and
               ----------------------
               reimburse the Issuer and the Control Shareholders from and against any and all claims, losses, damages, liabilities, diminution of value and costs and related expenses (including without limitation, settlement costs and any legal or other fees or expenses for investigating or defending any actions or threatened actions), whether or not involving a third party claim, reasonably incurred by the Issuer and the Control Shareholders in connection with any of the following:

          (1) any misrepresentation or breach of any warranty made by BSM or the BSM Shareholders under this Agreement as to which a notice is given under paragraph iii. below within the time period specified in Section 14.x. below;

          (2) the non-fulfillment or breach of any covenant, agreement, or obligation of BSM or the BSM Shareholders contained in or contemplated by this Agreement; and

          (3) any obligation related to or arising from the business of BSM either before or after the Closing.

          iii. Procedure for Indemnity. The indemnified parties shall promptly
               -----------------------
               notify the indemnifying party of any claim, demand, action or proceeding (collectively, a "Claim") for which indemnification will be sought under this Section 13, and if such Claim is a third party Claim, the indemnifying party will have the right, at its expense, to assume the defense thereof using counsel reasonably acceptable to the indemnified party. The indemnified party shall have the right to participate, at its own expense, with respect to any such third party Claim. In connection with any such third party Claim, the parties hereto shall cooperate with each other and provide each other with access to relevant books and records in their possession. No such third party Claim shall be settled without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. If a firm written offer is made to settle any such third party Claim and the indemnifying party proposes to accept such settlement and the indemnified party refuses to consent to such settlement, then: (i) the indemnifying party shall be solely responsible for, all further defense of such third party Claim; and (ii) the maximum liability of the indemnifying party relating to such third party Claim shall be the amount of the proposed settlement if the amount thereafter recovered from the indemnified party on such third party Claim is greater than the amount of the proposed settlement.

          14.  MISCELLANEOUS.
               -------------

          i. Captions and Headings. The Article and Section headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

          ii No Oral Changes. This Agreement and any provision hereof may not be changed, modified, or discharged orally, but only by an agreement in writing signed by the Party against whom enforcement of any change, modification, or discharge is sought.

          iii Non-Waiver. No waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the Party against whom such waiver is charged; and (i) the failure of any Party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any Party of one breach by another Party shall be construed as a waiver with respect to any other or subsequent breach.

          iv. Time of Essence. Time is of the essence for this Agreement and of each and every provision hereof.

          v. Entire Agreement. This Agreement, with exhibits, contains the entire Agreement and understanding between the Parties hereto, and supersedes all prior agreements and understandings whether oral or in writing; provided, however, that if this Agreement is signed by the Parties prior to the Closing Date, the terms of the Letter of Understanding between the Issuer and BSM dated November 12, 2003 (other that paragraphs 1 and 2 thereof) shall be incorporated by reference into this Agreement as if set forth in full herein.

          vi Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          vii Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the Party to whom notice is to be given, or on the third day after mailing if mailed to the Party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

               Issuer:                  c/o Bio-Solutions Manufacturing, Inc.
                                        1161 James Street
                                        Hattiesburg, MS 39401
                                        Attention: Dr. Krish V. Reddy, President

               BSM:                     1161 James Street
                                        Hattiesburg, MS 39401
                                        Attention: Dr. Krish V. Reddy, President


               Control                  Arnold. F. Sock, Esq.
               Shareholders:                     11242 Playa Court
                                        Culver City, CA 90230

               BSM Shareholders:        To each respective BSM Shareholder
at the address set forth                                          on Exhibit A.

          viii Attorney's Fees. Except as otherwise provided herein, if a dispute should arise between the Parties including, but not limited to, arbitration, the prevailing Party shall be reimbursed by the non-prevailing Party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees, exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

          ix Cooperation. The Parties will each cooperate in good faith and use their best efforts to cause the Closing to occur on or before January 30, 2004.

          x Survival of Representations. The representations and warranties given hereunder shall survive for a period of one (1) year following the Closing Date.

          xi. Governing Law. It is the intention of the Parties that the law of the State of California should govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the Parties, without regard to the conflict of laws rules thereof.

          xii. Successors and Assigns. This Agreement shall be binding upon the Parties, and their heirs, legal representatives, successors and assigns.

          xiii. Authority of Corporate Signatories. Each individual signing on behalf of a Party, not a natural person, that is an entity has the authority to execute this Agreement on behalf of such person.

          xiv. No Interpretation Against Drafter. This Agreement has been negotiated at arms'- length between persons sophisticated and knowledgeable in these types of matters. Accordingly, any normal rules of construction that would require a court to resolve matters of ambiguities against the drafting party is hereby waived and shall not apply in interpreting this Agreement.

          xv Costs and Expenses. Except as provided in Sections 2.v., 2.viii., 6 and 7 above, or in the Spin-Off Agreement, all expenses (including attorney's and accountant's fees) incurred by any Party in connection with (i) the preparation and negotiation of this Agreement and the other agreements and documents referred to herein and (ii) the consummation of the transactions referred to herein or therein (whether occurring prior to or after the Closing), shall be borne by the Party who incurred them. The foregoing notwithstanding, it is specifically acknowledged and agreed by BSM and the BSM Shareholders that the Issuer and SSET shall be allowed and entitled to pay, either before or after the Closing, any expenses covered by the preceding sentence that the Control Shareholders shall be responsible for and pay all expenses (including attorneys' fees) incurred by the Issuer, SSET and the Controlling Shareholders prior to Closing in connection with the preparation of this Agreement and the agreements referred to herein.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement on the date first written above.

     SINGLE SOURCE FINANCIAL SERVICES CORPORATION

     By:   /s/ Arnold F. Sock
          ------------------------------
               Arnold F. Sock, President

     BIO-SOLUTIONS MANUFACTURING, INC.

     By:   /s/ Krish V. Reddy
          ------------------------------
               Krish V. Reddy, President

Control Shareholders:
--------------------------------------------------------------------------------
     NAME                                     SIGNATURE
--------------------------------------------------------------------------------
Arnold F. Sock                           /s/ Arnold F. Sock
--------------------------------------------------------------------------------
Martin Becker                            /s/ Martin Becker
--------------------------------------------------------------------------------
Sidney Rosenblatt                        /s/ Sidney Rosenblatt
--------------------------------------------------------------------------------
Brandon Becker                           /s/ Brandon Becker
--------------------------------------------------------------------------------


                  Balance of This Page Intentionally Left Blank

BSM Shareholders

--------------------------------------------------------------------------------
     NAME                                     SIGNATURE
--------------------------------------------------------------------------------
Environmental Services of               By: /s/ Nolan W. Wade
Mississippi, LLC                            -----------------
                                                (President)
                                                Nolan W. Wade
                                            -----------------
                                                (Print Name)
--------------------------------------------------------------------------------
Sterling Sound, LLC                         /s/ Annette Hunter
                                            ------------------
                                                  Member
                                                Annette Hunter
                                            -------------------
                                                (Print Name)

--------------------------------------------------------------------------------
Bio-Solutions International, Inc.       By: /s/ Louis H. Elwell, III
---------------------------------           ------------------------
                                                   President
                                                Louis H. Elwell, III
                                            ------------------------
                                                  (Print Name)

--------------------------------------------------------------------------------
Krish V. Reddy                          /s/ Krish V. Reddy
--------------------------------------------------------------------------------
Joe H. Ashley                           /s/ Joe H. Ashley
--------------------------------------------------------------------------------
Ramakrishna R. Kunkala                  /s/ Ramakrishna R. Kunkala
--------------------------------------------------------------------------------
Sabrina G. Baio                         /s/ Sabrina G. Baio
--------------------------------------------------------------------------------
Jason Power                             /s/ Jason Power
--------------------------------------------------------------------------------
Jerald Kay                              /s/ Jerald Kay
--------------------------------------------------------------------------------
Scott Ozer                              /s/ Scott Ozer
--------------------------------------------------------------------------------
Anthony Intieri                         /s/ Anthony Intieri
--------------------------------------------------------------------------------
Daren Shea                              /s/ Daren Shea
--------------------------------------------------------------------------------
Kenneth Hunter                          /s/ Kenneth Hunter
--------------------------------------------------------------------------------
William W. Duncan                       /s/ William W. Duncan
--------------------------------------------------------------------------------
Leonard Cohen                           /s/Leonard Cohen
--------------------------------------------------------------------------------
Patricia M. Spreitzer                   /s/Patricia M. Spreitzer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Rising Star, LLC                        By:/s/ Joe H. Ashley
                                               ---------------------------------
                                               Joe H. Ashley
                                               ---------------------------------

                                                                (Print Name)
--------------------------------------------------------------------------------

                                    EXHIBIT A
                                    ---------
                            List of BSM Shareholders



--------------------------------------------------------------------------------
       Name                            Number of BSM                 Warrants to
      Address                           Shares Owned                Purchase BSM
                                                                       Shares*
--------------------------------------------------------------------------------
   Environmental
    Services of                          5,120,000                      - 0-
 Mississippi, LLC
  P.O. Box 16133
 Hattiesburg, MS
      39403
--------------------------------------------------------------------------------
  Sterling Sound,
       LLC                               2,500,000                      - 0 -
   c/o Annette
     Hunter
  606 Post Road
    East #608
  Westport, CT
     06880
--------------------------------------------------------------------------------
   Bio-Solutions
International, Inc.                      2,000,000                      - 0 -
  1161 James St.,
   P.O. Box 407
 Hattiesburg, MS
       39403
--------------------------------------------------------------------------------
  Krish V. Reddy
  4124 W. 4th St.                        1,000,000                      - 0 -
       #1807
  Hattiesburg, MS
      39401
--------------------------------------------------------------------------------
   Joe H. Ashley
  4124 W. 4th St.                         500,000                       - 0 -
       #909
  Hattiesburg, MS
       39401
--------------------------------------------------------------------------------
  Ramakrishna R.
      Kunkala                             500,000                       - 0 -
  4124 W. 4th St.
       #2108
  Hattiesburg, MS
       39401
--------------------------------------------------------------------------------
  Sabrina G. Baio
   11 Holder St.                           25,000                       - 0 -
   Brooklyn, MS
       39425
--------------------------------------------------------------------------------
    Jason Power                           100,000                      100,000
 30 Locust Street
  Floral Park, NY
       11001
--------------------------------------------------------------------------------
    Jerald Kay                            100,000                      100,000
 3 Isabella Place
   Glen Rock, NJ
       07452
--------------------------------------------------------------------------------
    Scott Ozer                             50,000                       50,000
  1147 West Ridge
       Drive
    Ventura, CA

--------------------------------------------------------------------------------
93003
--------------------------------------------------------------------------------

 Anthony Intieri                           50,000                       50,000
  60 Schofield
     Street
 City Island, NY
      10464
--------------------------------------------------------------------------------
   Daren Shea                              30,000                       30,000
  117 Grenoble
     Circle
  Maumelle, AK
      72113
--------------------------------------------------------------------------------
 Kenneth Hunter                            30,000                       30,000
   5804 Honey
   Suckle Road
 Little Rock, AK
      72206
--------------------------------------------------------------------------------
   William W.                              40,000                       40,000
     Duncan
  12085 Valley
   Heart Drive
 Studio City, CA
      91604
--------------------------------------------------------------------------------
  Leonard Cohen                            50,000                       50,000
750 Broad Street
 Shrewsbury, NJ
      07702
--------------------------------------------------------------------------------
   Patricia M.                             50,000                          -0-
    Spreitzer
  5169 Paradise
   Skies Ave.
  Las Vegas, NV
      89156
--------------------------------------------------------------------------------
Rising Star, LLC                          500,000                          -0-
2374 Glynn Drive
   Atlanta, GA
      30316
--------------------------------------------------------------------------------

     Total:                            12,645,000                      450,000
--------------------------------------------------------------------------------
*The warrants are dated February 1, 2004 and are to purchase common stock of BSM with an expiration date of three years and an exercise price of $1.50 per share.

                                    EXHIBIT B
                                    ---------


                    Outstanding Commitments Obligating Issuer to Issue
               Additional Shares of Capital Stock


1. 1,950,400 shares of Common Stock, as provided in the Debt Conversion Agreement described in Exhibit D.

                                    EXHIBIT C
                                    ---------

                    Issuer's Financial Statements as of October 31, 2003

                                    EXHIBIT D
             Issuer's Threatened/Pending Litigation and Outstanding
                                   Liabilities


     The Issuer is aware of the following litigation matter:

     Pacific Bell Directory v. Single Source Financial Services Corporation, et al, Los Angeles County Superior Court Case No. 02T01372. The case alleges that $23,029 is owing for yellow page advertising. The Issuer contends that it did not contract with Pacific Bell Directory, but instead that an unrelated business entity, Tax Debt Negotiators, Inc., may have contracted with Pacific Bell Directory. On October 15, 2002, the parties entered into a Notice of Conditional Settlement, which was filed with the Court. Under the terms of the Notice of Conditional Settlement, after the Issuer has made certain payments to the plaintiffs, the parties stipulated that a dismissal will be filed with the Court dismissing the plaintiff's case against the Issuer without prejudice. At this point, the Issuer has satisfied its obligations under the Notice of Conditional Settlement and is in the process of obtaining a dismissal of the case.

     The Issuer has the following outstanding liabilities:

     Veena Kaila a total of $424,000 principal plus interest at the rate of seven and 5/10 (7.5%) per cent per year until conversion, which is in the process of being converted into Issuer's common stock pursuant to Debt Conversion Agreement. BSM and the BSM Shareholders are aware that any shares issuable under such agreement have not been included as outstanding shares in the Agreement to which this Exhibit is attached.

     A total of $187,000 owed to the Control Shareholders and/or entities of which they are the sole owners, which will be paid at closing by a loan to the Issuer.

     Loan Payable to Veena Kaila totaling $94,000 as of December 31, 2003, which is intended to be converted into the Issuer's common stock at Twenty-five ($0.25) cents per share.

                                    EXHIBIT E
                                    ---------

                         Changes Since October 31, 2003





                                      None

                                    EXHIBIT F
                                    ---------
                               Spin-Off Agreement

                                    EXHIBIT G
                                    ---------

                                Escrow Agreement

                                ESCROW AGREEMENT


     This ESCROW AGREEMENT (the "Agreement") by and between Single Source Financial Services Corporation, a New York corporation (the "Issuer"), certain shareholders of Issuer listed on Exhibit A attached hereto (the "Control Shareholders"), Bio-Solutions Manufacturing, Inc., a Nevada corporation ("BSM"), the individuals listed on Exhibit B attached hereto (the "BSM Shareholders"), and Donald F. Mintmire, Esq., (the "Agent") is entered into and effective on
                                   . Each of the Issuer, the Control
-----------------------------------
Shareholders, BSM, the BSM Shareholders and the Agent shall sometimes be referred to as a "Party" and collectively as the "Parties."


I.       Escrow

     1.01 Appointment and Acknowledgment of Escrow Agent. The Parties hereby appoint the Agent, and the Agent hereby agrees to serve, as Escrow Agent pursuant to the terms of this Agreement. The Agent will receive the following (and acknowledges receipt thereof from the Parties):

     (2) from Issuer, Twelve Million Six Hundred Forty Five Thousand (12,645,000) shares of Issuer's common stock issued in the name of the BSM Shareholders (the "Issuer Shares"), together with the Issuer Warrants (as defined in the Reorganization and Stock Purchase Agreement attached hereto as Exhibit D);

     (3) from the BSM Shareholders, validly executed and Medallion guaranteed stock powers authorizing the transfer of the Shares to the Control Shareholders in the amounts as designated in writing by the control shareholders (the "Original Stock Powers");

     (4) from the BSM Shareholders, validly executed and Medallion guaranteed stock powers authorizing the transfer of any dividends distributed on the Shares to the Control Shareholders in the amounts set forth on Exhibit A (the "Dividend Stock Powers"); and

     (5) from BSM, Twelve Million Six Hundred Forty Five Thousand (12,645,000) shares of BSM's common stock issued in the name of the Issuer (the "BSM Shares"). (The Issuer Shares and the BSM Shares collectively referred to as the "Shares".)

     (6) from SSFS, a validly executed and Medallion guaranteed stock power authorizing the transfer of the BSM shares to the BSM shareholders in the amount set forth on Exhibit B (the "BSM Stock Power").

     The items described in Sections 1.01(a), (b), (c), (d) and (e) collectively are referred to as the "Escrowed Property." If there are any accretions to, or conversions of, the Escrowed Property, then the Escrowed Property shall include such accretions or conversions. While the Shares are a part of the Escrowed Property, the BSM Shareholders and the Issuer shall exercise all rights and privileges of a stockholder with respect to the Issuer Shares and the BSM Shares issued to each of them, except the right to sell, assign, pledge, hypothecate or otherwise transfer the Shares or vote the Shares in such a manner as to place the Issuer in breach of the (i) Reorganization and Stock Purchase Agreement between Issuer, the Control Shareholders, the BSM Shareholders and BSM, to which this Agreement is attached as Exhibit G (the "Reorganization and Stock Purchase Agreement") or (ii) Spin-Off Agreement between Issuer and Single Source Electronic Transactions, Inc. ("SSET"), which is attached to the Reorganization and Stock Purchase Agreement as Exhibit F (the "Spin-Off Agreement").

     1.02 Operation of Escrow. The Parties agree that the escrow created by this Agreement (the "Escrow") shall operate as follows:

     (a) Under the terms of the Reorganization and Stock Purchase Agreement, the Shares and the Issuer Warrants will be issued in the names of the BSM Shareholders in the amounts shown on the attached Exhibit B and then placed in Escrow under the terms of this Agreement until one of the following events occurs:

     (i) six (6) months pass after the Closing Date of the Reorganization and Stock Purchase Agreement (the "Deadline") and no event described in clause (ii) or (iii) below has previously occurred;

     (ii) prior to the Deadline, BSM and/or the BSM Shareholders take any action, or fail to take any action reasonably requested in writing by the Control Shareholders, where such act or omission (A) prevents or otherwise interferes with Issuer's and/or SSET's ability to comply with the terms of the Reorganization and Stock Purchase Agreement and/or the Spin-Off Agreement or (B) otherwise constitutes a breach by BSM and/or the BSM Shareholders of any of their obligations under and the Reorganization and Stock Purchase Agreement;

     (iii) prior to the Deadline, BSM and/or the BSM Shareholders take any action, or fail to take any action reasonably requested in writing by MBBRAMAR, Inc. ("MBB"), where such act or omission prevents or otherwise interferes with
(A) SSET's and MBB's renegotiation of the Option (as defined in the Reorganization and Stock Purchase Agreement, attached hereto as Exhibit D) on terms acceptable to MBB or (B) any exercise by SSET of the renegotiated Option.

     If the terms of clause (i) above are satisfied, the BSM Shareholders shall thereafter be entitled to the Issuer Shares and the Issuer Warrants and the Issuer shall be entitled to the BSM Shares. If the terms of clause (ii) or (iii) above are satisfied, the Control Shareholders shall thereafter be entitled to the Issuer Shares and the BSM Shares shall be returned to the BSM Shareholders (with the Issuer Warrants then being canceled). While the Issuer Shares are in Escrow, Issuer's stock transfer agent shall be instructed to show the address of the BSM Shareholders with respect to the Shares in care of the Agent.

     (b) At such time as the BSM Shareholders, or the Control Shareholders believe they are entitled to their respective Escrowed Property under this Agreement, then that Party shall submit a request for dispersal of the Escrowed Property (a "Request for Dispersal") in the form attached hereto as Exhibit C to both the Agent and the other Parties. The Party issuing the Request for Dispersal must deliver it in the manner, and to the addresses, listed in Section
2.04 below.

     (c) Upon the receipt of a validly delivered Request for Dispersal, the Party that received it shall have fifteen (15) days after receipt to deliver a written statement objecting to the Request for Dispersal (an "Objection"). An Objection must be delivered to the Agent and the other Parties in the manner, and to the addresses, listed in Section 2.04 below, and must be received by the Agent and the other Parties on or before the fifteenth day after the sending Party's receipt of the Request for Dispersal.

     (d) If the Agent does not receive a timely Objection, the Agent shall deliver the Escrowed Property to the Parties in the manner provided in this Escrow Agreement.

     (e) If the Agent does receive a timely Objection from another Party, then the Parties will attempt in good faith for a period of thirty (30) days thereafter ("Negotiation Period") to agree upon a resolution for the distribution of the Escrowed Property. If the Parties reach such an agreement, a memorandum setting forth such agreement shall be prepared and signed by each of the Parties and furnished to the Agent. The Agent shall then be entitled to rely on any such memorandum and release the Escrowed Property in accordance with the terms thereof.

     (f) In the event the Parties are unable to reach an agreement regarding the release of the Escrowed Property by the end of the Negotiation Period, then any Party may institute such actions or proceedings as they deem appropriate in any of the courts provided in Section 2.08 of this Agreement to resolve the dispute. In that case, the Agent shall hold the Escrowed Property until such time as it receives (i) a judgment from such court or (ii) written instructions signed by the Parties involved in the dispute. The Agent shall be entitled to act in accordance with any such judgment or instruction.

     1.03 Further Provisions Relating to the Escrow.
     (a) In the event the Agent receives shares of SSET as a dividend on the Issuer Shares, the Agent shall use the Dividend Stock Powers to promptly, after receiving payment from the Control Shareholders for the amount of the Total Liability as determined under the Adverse Tax Consequences section of the Reorganization and Stock Purchase Agreement, transfer the shares of SSET as directed by written instructions from the Control Shareholders. After such transfer, the shares of SSET shall not be a part of the Escrowed Property.

     (b) The release of the Escrowed Property by the Agent in accordance with the terms of this Agreement shall operate to divest all right, title, interest, claim, and demand, either at law or in equity, of any Party (other than the distributee) in and to the Escrowed Property so released and shall be a perpetual bar both at law and in equity with respect to such released Escrowed Property against the Parties and against any person claiming or attempting to claim such released Escrowed Property from, through or under such Party.

     (c) BSM (as to half) and the Control Shareholders (as to half) agree to reimburse the Agent for the Agent's reasonable fees and other expenses (including legal fees and expenses) incurred by the Agent in connection with his duties hereunder.

     (d) BSM and the Control Shareholders, and each of them, agrees to indemnify and hold harmless the Agent against any and all claims, suits, actions, proceedings (formal or informal), investigations, judgments, deficiencies, damages, settlements, liabilities, and legal and other expenses (including legal counsel fees and expenses of attorneys chosen by the Agent) as and when incurred and whether or not involving a third party arising out of or based upon any act, omissions, alleged act, or alleged omission by the Agent or any other cause, in any case in connection with the acceptance of, or the performance or nonperformance by the Agent of, any of the Agent's duties under this Agreement, except as a result of the Agent's bad faith or gross negligence. The Agent shall be fully protected by (i) acting in reliance upon any notice, instructions, direction, other document, or signature believed by the Agent to be genuine, (ii) assuming that any person purporting to give the Agent any notice, instructions, direction, or other document in accordance with the provisions hereof, in connection with this Agreement, or in connection with the Agent's duties under this Agreement, has been duly authorized so to do, or (iii) acting or failing to act in good faith on the advice of any counsel retained by the Agent. The Agent shall not be liable for any mistake of fact or of law or any error of judgment, or for any act or any omission, except as a result of the Agent's bad faith or gross negligence. To the extent that the Escrowed Property is represented by stock certificates, the Agent shall not be liable if the Agent submits all or a portion of the Escrowed Property to be broken into smaller denominations to the appropriate transfer agent, and such transfer agent fails to return properly that portion of the Escrowed Property to the Agent which such transfer agent was instructed to return.

     (e) The Agent makes no representation as to the validity, value, genuineness, or the collectibility of the Shares or any other security or other document or instrument held by or delivered to the Agent.

     (f) The Agent shall have no duties or responsibilities except those expressly set forth herein. The Parties agree that the Agent will not be called upon to construe any contract or instrument. The Agent shall not be bound by any waiver, modification, amendment, termination, cancellation, or revision of this Agreement, unless in writing and signed by the other Parties and received by the Agent and, if the Agent's duties as Escrow Agent hereunder are affected, unless the Agent shall have given his prior written consent thereto. The Agent shall not be bound by any assignment by Issuer, BSM, the BSM Shareholders, or the Control Shareholders of their rights hereunder unless the Agent shall have received written notice thereof from the assignor. The Agent is authorized to comply with and obey all laws, rules, regulations, orders, judgments, and decrees of any governmental authority, court, or other tribunal. If the Agent complies with any such law, rule, regulation, order, judgment, or decree, the Agent shall not be liable to any of the Parties or to any other person even if such law, rule, order, regulation, judgment, or decree is subsequently reversed, modified, annulled, set aside, vacated, found to have been entered without jurisdiction, or found to be in violation of or beyond the scope of a constitution or a law.

     (g) If the Agent (i) shall be uncertain as to the Agent's duties or rights hereunder, (ii) shall receive any notice, instructions, direction, or other document from any other Party with respect to the Escrowed Property which, in the Agent's opinion, is in conflict with any of the provisions of this Agreement, or (iii) should be advised that a dispute has arisen with respect to the payment, ownership, or right of possession of the Escrowed Property or any part thereof, or the property to be exchanged for the Escrowed Property (or as to the delivery, non-delivery, or content of any notice, instructions, direction, or other document), the Agent shall be entitled, without liability to anyone, to refrain from taking any action other than to use the Agent's reasonable efforts to keep safely the Escrowed Property until the Agent shall be directed otherwise in writing by the other Parties or by an order, decree, or judgment of a court of competent jurisdiction which has been finally affirmed on appeal or which by lapse of time or otherwise is no longer subject to appeal (a "Final Judgment"), but the Agent shall be under no duty to institute or to defend any proceeding, although the Agent may, in the Agent's discretion and at the expense of BSM and the Control Shareholders as provided in Section 1.03(c), institute or defend such proceedings.

     (h) The Agent (and any successor Escrow Agent or Agents) reserves the right to resign as the Escrow Agent at any time, provided fifteen (15) days prior written notice is given to the other Parties, and provided further that a mutually acceptable successor escrow agent(s) is named within such fifteen (15) day period. The Agent may, but is not obligated to, petition any court in the State of Florida having jurisdiction to designate a successor Agent. The resignation of the Agent (and any successor Escrow Agent or Agents) shall be effective only upon delivery of the Escrowed Property to the successor Escrow Agent(s). The Parties reserve the right to jointly remove the Escrow Agent at any time, provided fifteen (15) days prior written notice is given to the Escrow Agent. If no successor Escrow Agent has been appointed and has accepted the Escrowed Property within fifteen (15) days after any notice provided above is sent, all responsibilities of the Agent hereunder shall, nevertheless, cease. The Agent's sole responsibility thereafter shall be to use the Agent's reasonable efforts to keep safely the Escrowed Property and to deliver the Escrowed Property as directed in writing by the other Parties or by a Final Judgment. Except as set forth in this Section 1.03(h), this Agreement shall not otherwise be assignable by the Agent without the prior written consent of the other Parties.

     (i) The BSM Shareholders and the Control Shareholders authorize the Agent, if the Agent is threatened with litigation or is sued, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrowed Property with the clerk of that court.

     (j) The Agent's responsibilities and liabilities hereunder, except as a result of the Agent's own bad faith or gross negligence, will terminate upon the delivery by the Agent of all the Escrowed Property under any provision of this Agreement.

II. Miscellaneous

     2.01 Further Action. At any time and from time to time, the BSM Shareholders, at the expense of BSM, and the Control Shareholders, at their own expense, each agree, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement. BSM and the Control Shareholders shall each pay one-half of any transfer tax arising out of (i) the placing of the Escrowed Property into the Escrow, (ii) the delivery of the Escrowed Property out of the Escrow or (iii) the transfer of the Escrowed Property into the name of any person or entity pursuant to the terms of this Agreement. The Agent shall have no liability regarding transfer taxes even if the other Parties fail to comply with the obligations set forth in the prior sentence.

     2.02 Survival. Subject to Section 1.03(j), the covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive the delivery by the Agent of the Escrowed Property, irrespective of any investigation made by or on behalf of any Party.

     2.03 Modification. This Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and (subject to Section 1.03(f)) may be modified only by a written instrument duly executed by each Party.

     2.04 Notices. Any notice, instructions, direction, or other document or communication required or permitted to be given hereunder shall be in writing and shall be sent by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by facsimile) against receipt to the Party to whom it is to be given at the address of such Party set forth below (or to such other address as the Party shall have furnished in writing in accordance with the provisions of this Section 2.04), with a copy to each of the other Parties:


If to Issuer:     c/o Bio-Solutions Manufacturing, Inc.
                  1161 James Street

                  Hattiesburg, MS 39401
                  Attn: President
                  Facsimile: (601) 582-4100

If to Control     Arnold F. Sock, Esq.
Shareholders:              11242 Playa Court
                  Culver City, CA 90230
                  Facsimile: (310) 390-3406

If to BSM         1161 James Street
                  Hattiesburg, MS 39401
                  Attn: Krish V. Reddy, President
                  Facsimile: (601) 582-4100

If to BSM
Shareholders:     To each respective BSM Shareholder at the
                  address and facsimile number set forth on Exhibit
                  B.

If to the Agent:  Donald F. Mintmire, Esq.
                  265 Sunrise Avenue, Suite 204
                  Palm Beach, FL 33480-3812
      Facsimile:        (561) 659-5371

     Any notice, instructions, direction, or other document or communication (including a Request for Dispersal or an Objection) shall be deemed given at the time of receipt thereof as evidenced by proof of delivery issued by the delivery or courier service, facsimile confirmation or signed receipt of the party to whom sent .

     2.05 Waiver. Any waiver by any Party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that Party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     2.06 Binding Effect. Subject to Section 1.03(h), the provisions of this Agreement shall be binding upon and inure to the benefit of Issuer, the Control Shareholders, BSM and the BSM Shareholders and their respective assigns, heirs, and personal representatives, and shall be binding upon and inure to the benefit of the Agent and the Agent's successors and assigns.

     2.07 No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person who is not a Party (except as provided in Section 2.06).

     2.08 Jurisdiction. The Parties hereby irrevocably consent to the jurisdiction of the courts of the State of Florida, and of any federal court located in such state in connection with any action, suit, or proceeding arising out of, based on, or in connection with this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, any breach of this Agreement or any such document or instrument, or any transaction contemplated hereby or thereby, and each Party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that such Party is not subject personally to the jurisdiction of such court, that such Party's property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

     2.09 Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     2.10 Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to conflict of laws.

     IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date first written above.

"Issuer"
Single Source Financial Services Corporation                 "Agent"


By:     /s/ Arnold F. Sock                      /s/     Donald F. Mintmire
    --------------------------------------      --------------------------------
Title:     President                                    Donald F. Mintmire, Esq.
       -----------------------------------


"BSM"
Bio-Solutions Manufacturing, Inc.

By:     /s/ Krish V. Reddy
    --------------------------------------
Title:       President
       -----------------------------------

Control Shareholders:

--------------------------------------------------------------------------------
     NAME                                    SIGNATURE
--------------------------------------------------------------------------------
Arnold F. Sock                          /s/ Arnold F. Sock
--------------------------------------------------------------------------------
Martin Becker                           /s/ Martin Becker
--------------------------------------------------------------------------------
Sidney Rosenblatt                       /s/ Sidney Rosenblatt
--------------------------------------------------------------------------------
Brandon Becker                          /s/ Brandon Becker
--------------------------------------------------------------------------------

BSM Shareholders:
--------------------------------------------------------------------------------

       NAME                                   SIGNATURE
--------------------------------------------------------------------------------
Environmental Services of Mississippi,  By:   /s/ Nolan W. Wade
LLC                                        --------------------
                                                    (President)
                                                  Nolan W. Wade
                                           --------------------
                                                    (Print Name)
--------------------------------------------------------------------------------
Sterling Sound, LLC                           /s/ Annette Hunter
                                           ---------------------
                                                    Member

                                                  Annette Hunter
                                           ---------------------
                                                    (Print Name)
--------------------------------------------------------------------------------
Bio-Solutions International,            By:   /s/ Louis H. Elwell, III
Inc.                                       ---------------------------
                                                    President
                                                  Louis H. Elwell, III
                                           ---------------------------
                                                    (Print Name)
--------------------------------------------------------------------------------
Krish V. Reddy                          /s/ Krish V. Reddy
--------------------------------------------------------------------------------
Joe H. Ashley                           /s/ Joe H. Ashley
--------------------------------------------------------------------------------
Ramakrishna R. Kunkala                  /s/ Ramakrishna R. Kunkala
--------------------------------------------------------------------------------
Sabrina G. Baio                         /s/ Sabrina G. Baio
--------------------------------------------------------------------------------
Jason Power                             /s/ Jason Power
--------------------------------------------------------------------------------
Jerald Kay                              /s/ Jerald Kay
--------------------------------------------------------------------------------
Scott Ozer                              /s/ Scott Ozer
--------------------------------------------------------------------------------
Anthony Intieri                         /s/ Anthony Intieri
--------------------------------------------------------------------------------
Daren Shea                              /s/ Daren Shea
--------------------------------------------------------------------------------
Kenneth Hunter                          /s/ Kenneth Hunter
--------------------------------------------------------------------------------
William W. Duncan                       /s/ William W. Duncan
--------------------------------------------------------------------------------
Leonard Cohen                           /s/ Leonard Cohen
--------------------------------------------------------------------------------
Patricia M. Spreitzer                   /s/ Patricia M. Spreitzer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Rising Star, LLC                        By:  /s/ Joe H. Ashley
                                           -----------------------------------


                                                 Joe H. Ashley
                                           -----------------------------------
                                                  (Print Name)


--------------------------------------------------------------------------------

                                    Exhibit A
                              Control Shareholders
                  Single Source Financial Services Corporation



                                      Name
                                     Address
                                 Arnold F. Sock
                                11242 Playa Court
                              Culver City, CA 90230
                                  Martin Becker
                                11242 Playa Court
                              Culver City, CA 90230
                                Sidney Rosenblatt
                                11242 Playa Court
                              Culver City, CA 90230
                                 Brandon Becker
                                11242 Playa Court
                              Culver City, CA 90230

                                    Exhibit B
                                BSM Shareholders


--------------------------------------------------------------------------------
        Name                      Number of BSM                      Warrants to
      Address                     Shares Owned                      Purchase BSM
                                                                       Shares*
--------------------------------------------------------------------------------
   Environmental
    Services of                     5,120,000                           - 0-
  Mississippi, LLC
   P.O. Box 16133
  Hattiesburg, MS
       39403
--------------------------------------------------------------------------------
  Sterling Sound,
        LLC                         2,500,000                           - 0 -
 C/o Annette Hunter
 606 Post Road East
        #608
    Westport, CT
       06880
--------------------------------------------------------------------------------
   Bio-Solutions
International, Inc.                 2,000,000                           - 0 -
  1161 James St.,
    P.O. Box 407
  Hattiesburg, MS
       39403
 -------------------------------------------------------------------------------
  Krish V. Reddy
  4124 W. 4th St.                   1,000,000                           - 0 -
       #1807
  Hattiesburg, MS
       39401
--------------------------------------------------------------------------------
   Joe H. Ashley
  4124 W. 4th St.                    500,000                            - 0 -
        #909
  Hattiesburg, MS
       39401
--------------------------------------------------------------------------------
   Ramakrishna R.
      Kunkala                        500,000                            - 0 -
  4124 W. 4th St.
       #2108
  Hattiesburg, MS
       39401
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Sabrina G. Baio
   11 Holder St.                      25,000                            - 0 -
    Brooklyn, MS
       39425
--------------------------------------------------------------------------------
    Jason Power                      100,000                          100,000
  30 Locust Street
  Floral Park, NY
       11001
 Facsimile 516-488-
        4625
--------------------------------------------------------------------------------
     Jerald Kay                      100,000                          100,000
  3 Isabella Place
   Glen Rock, NJ
       07452
  Facsimile: 973-
      926-1735
--------------------------------------------------------------------------------
     Scott Ozer                       50,000                           50,000
   1147 Westridge
       Drive
 Ventura, CA 93003
  Facsimile: 805-
      654-0990
--------------------------------------------------------------------------------
  Anthony Intieri                     50,000                           50,000
60 Schofield Street
  City Island, NY
       10464
  Facsimile: 718-
      885-2882
--------------------------------------------------------------------------------
     Daren Shea                       30,000                           30,000
    117 Grenoble
       Circle
    Maumelle, AK
       72113
  Facsimile: 501-
      225-6025
--------------------------------------------------------------------------------
   Kenneth Hunter                     30,000                           30,000
  5804 Honeysuckle
        Road
  Little Rock, AK
       72206
  Facsimile: 501-
      225-6025
--------------------------------------------------------------------------------
     William W.                       40,000                           40,000
       Duncan
 12085 Valley Heart
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Drive
 Studio City, CA
      91604
--------------------------------------------------------------------------------
  Leonard Cohen                       50,000                           50,000
 750 Broad Street
  Shrewsbury, NJ
      07702
--------------------------------------------------------------------------------
   Patricia M.                        50,000                              -0-
    Spreitzer
  5169 Paradise
    Skies Ave.
  Las Vegas, NV
      89156
--------------------------------------------------------------------------------
 Rising Star, LLC                    500,000                             -0-
 2374 Glynn Drive
Atlanta, GA 30316
--------------------------------------------------------------------------------
      Total:                      12,645,000                          450,000
--------------------------------------------------------------------------------
*The warrants are dated February 1, 2004 and are to purchase common stock of BSM with an expiration date of three years and an exercise price of $1.50 per share.

                                    Exhibit C
                              Request for Dispersal

     Pursuant to the terms of the Escrow Agreement (the "Agreement") by and between Single Source Financial Services Corporation (the "Issuer"), those certain shareholders of Issuer listed on Exhibit A attached thereto (the "Control Shareholders"), Bio-Solutions Manufacturing, Inc., a Nevada corporation ("BSM"), those individuals listed on Exhibit B attached thereto (the "BSM Shareholders"), and Donald F. Mintmire (the "Agent"), the undersigned hereby certify to the Agent that the event checked below has occurred (with all capitalized terms having the meanings set forth in the Agreement):

     1. [_] Six (6) months have passed after the Closing Date of the Reorganization and Stock Purchase Agreement (the "Deadline") and no event described in paragraph 2, or 3 below has previously occurred.

     2. [_] Prior to the Deadline, BSM and/or the BSM Shareholders have taken an action, or failed to take an action reasonably requested in writing by the Control Shareholders, where such act or omission (A) prevents or otherwise interferes with Issuer's and/or SSET's ability to comply with the terms of the Reorganization and Stock Purchase Agreement and/or the Spin-Off Agreement or (B) otherwise constitutes a breach by BSM and/or the BSM Shareholders of any of their obligations under the Reorganization and Stock Purchase Agreement.

     3. [_] Prior to the Deadline, BSM and/or the BSM Shareholders have taken an action, or failed to take an action reasonably requested in writing by MBBRAMAR, Inc. ("MBB"), where such action or omission has prevented or otherwise interfered with (A) SSET's and MBB's renegotiation of the Option (as defined in the Reorganization and Stock Purchase Agreement) on terms acceptable to MBB of
(B) any exercise by SSET of the renegotiated Option.

     Based on the foregoing, the undersigned demand that the Escrowed Property be released pursuant to the terms of the Escrow Agreement.

Dated:
       -------------------------------      ------------------------------------

-------------------                                    -------------------------
--------------------------                                  --------------------
-------------------------------                                   --------------
---------------------------------------                               ----------

                                    EXHIBIT D


                   REORGANIZATION AND STOCK PURCHASE AGREEMENT

                                    EXHIBIT H
                                    ---------
                               Material Contracts

                             1. See Exhibit D hereto
                             2. See Exhibit F hereto.
                             3. See Exhibit I hereto.

                                    EXHIBIT I
                                    ---------


                           Option Assignment Agreement

                                    EXHIBIT J
                                    ---------

                             Share Lock-Up Agreement

                             SHARE LOCK-UP AGREEMENT



     THIS AGREEMENT is made this             day of            , 2004, by and
                                ------------        -----------
between SINGLE SOURCE FINANCIAL SERVICES CORPORATION, a New York corporation (the "Corporation") and KRISH V. REDDY, JOE H. ASHLEY, RAMAKRISHNA R. KUNKALA, (collectively referred to as "Shareholders").

     WHEREAS, Shareholders are officers and directors of the Corporation; and

     WHEREAS, pursuant to that certain Reorganization and Stock Purchase Agreement, effective as of February 1, 2004 (the "Reorganization and Stock Purchase Agreement") the Corporation acquired all of the issued and outstanding shares and warrants of Bio-Solutions Manufacturing Inc., a Nevada corporation ("BSM"), in exchange for 12,645,000 shares of its common stock and 450,000 Warrants to purchase shares of the Corporations common stock; and

     WHEREAS, The Shareholders are the owners of 2,000,000 shares of the common stock of the Corporation (the "Shares"); and

     WHEREAS, under the terms of the Stock Purchase Agreement, the Shares are held in escrow until the earlier of the happening of certain events enumerated therein or six (6) months from the date of closing; and

     WHEREAS, as a condition of the Reorganization and Stock Purchase Agreement, the Shareholders agreed to restrict the sale of their shares in the Corporation for a period of two (2) years from the date of closing.

     NOW, THEREFORE, in consideration of the foregoing and the covenants and conditions contained herein, the parties hereto agree as follows:

     Lock-Up of Shares. For a period of two (2) years from the date hereof, the
     -----------------
Shareholders agree that following the release of their shares from escrow to deposit the following shares with J. Jeffrey Press, Esq., 80 Main Street, West Orange, New Jersey 07052. Such shares constitute all of the shares owned by the Shareholders in the Corporation:


             Name of Shareholder                            Shares
             -------------------                            ------
     Krish V. Reddy                                       1,000,000
     Joe H. Ashley                                          500,000
     Ramakrishna R. Kunkala                                 500,000



     The Shareholders acknowledge that their Shares are held by Donald F.
Mintmire, Esq., under the terms of an Escrow Agreement, dated            , and
                                                             ------------
that upon the
release of the Shares from Escrow, they will direct the Escrow Agent to deliver the Shares to J. Jeffrey Press, Esq., to be held for the balance of the two (2) year term. At the end of the two (2) year period and after receiving the consent of the authorized officer of the Corporation, the certificates representing the Shares shall be returned to each Shareholder at the address on the signature page hereto.

     This Agreement may be signed in counterparts.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

SINGLE SOURCE FINANCIAL
SERVICES CORPORATION

By:    /s/ Arnold F. Sock
    ----------------------------------
         Its         President
             -------------------------


/s/ Krish V. Reddy                        /s/ Ramakrishna R. Kankula
--------------------------------------    -----------------------------------
         KRISH V. REDDY                       RAMAKRISHNA R. KUNKALA
    4124 W. 4th Street, # 1807              4124 W. 4th Street, # 2108
       Hattiesburg, MS 39401                   Hattiesburg, MS 39401

/s/ Joe H. Ashley                         /s/ Patricia M. Spreitzer
--------------------------------------    -----------------------------------
         JOE H. ASHLEY                       PATRICIA M. SPREITZER
    4124 W. 4th Street, # 909              5169 Paradise Skies Avenue
       Hattiesburg, MS 39401                   Las Vegas, NV 89156






     The undersigned agrees to hold the Shares under the terms of this Agreement.

                              /s/ J. Jeffrey Press
                             ----------------------
                             J. Jeffrey Press, Esq.

                                    EXHIBIT K
                                    ---------
                              Control Shareholders
                  Single Source Financial Services Corporation



                                Name
                              Address
                           Arnold F. Sock
                           11242 Playa
                           Court
                           Culver City, CA
                           90230
                           Martin Becker
                           11242 Playa
                           Court
                           Culver City, CA
                           90230
                           Sidney
                           Rosenblatt
                           11242 Playa
                           Court
                           Culver City, CA
                           90230
                           Brandon Becker
                           11242 Playa
                           Court
                           Culver City, CA
                           90230